Investor Presentation May 2026

Disclaimer This presentation contains forward-looking statements about Palomar Holdings, Inc. (the “Company”). These statements involve known and unknown risks that relate to the Company’s future events or future financial performance and the actual results could differ materially from those discussed in this presentation. This presentation also includes financial measures which are not prepared in accordance with generally accepted accounting principles (“GAAP”). For a description of these non-GAAP financial measures and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the appendix to this present. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as ‘‘may’’, ‘‘will’’, ‘‘should’’, ‘‘expects’’, ‘‘plans’’, ‘‘anticipates’’, ‘‘could’’, ‘‘intends’’, ‘‘target’’, ‘‘projects’’, ‘‘contemplates’’, ‘‘believes’’, ‘‘estimates’’, ‘‘predicts’’, ‘‘would’’, ‘‘potential’’ or ‘‘continue’’ or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions. These forward-looking statements include, among others, statements relating to our future financial performance, our business prospects and strategy, anticipated financial position, liquidity and capital needs and other similar matters. These forward-looking statements are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others, future results of operations; financial position; the impact of the ongoing and global COVID-19 pandemic; general economic, political and other risks, including currency and stock market fluctuations and uncertain economic environment; the volatility of the trading price of our common stock; and our expectations about market trends. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on the Company’s forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company makes. While the Company may elect to update these forward-looking statements at some point in the future, the Company has no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this presentation. Additional risks and uncertainties relating to the Company and its business can be found in the "Risk Factors" section of Palomar Holdings, Inc.’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and other filings with the United States Securities and Exchange Commission.

AM Best rated “A” (Excellent) & Financial Size Category XI Company Profile TRACK RECORD OF DELIVERING STRONG GROWTH AND CONTINUED PROFITABILITY Includes PSIC, PESIC, FIA and Palomar Re. This slide contains non-GAAP metrics. See GAAP reconciliation in the Appendix. FIRST QUARTER and 6/1 HIGHLIGHTS (2) Gross written premium (GWP) of $629.8M; 42% YoY growth Adjusted net income of $63.1M, 23% YoY growth Adjusted return on equity of 27% Adjusted combined ratio of 76% Closed the acquisition of Gray Surety on 1/31/2026 14 consecutive quarters of beating consensus EPS Repurchased 190.3K shares for $23.1M; board authorized new two-year $200M share repurchase Successfully executed June 1st reinsurance renewal; $3.92 billion of total Earthquake limit Raised full year adjusted net income guidance: $266M - $280M Balanced mix of admitted and E&S, residential and commercial, property and casualty products Diversified growth engine anchored by Earthquake and strengthened by growing Casualty, Inland Marine & Property, Crop and Surety & Credit platforms Purpose built risk transfer strategy and reinsurance approach enabling earnings stability and growth Experienced management team committed to PLMR 2X — doubling adjusted net income over intermediate time frame of 3–5 years while sustaining ROE above 20% Leading specialty insurer with a portfolio intentionally designed to perform through all cycles (1)

Diversification Within One-of-One Specialty Portfolio Balanced Business mix Drives attractive risk adjusted returns 4 Portfolio Structure: Categories and Products Non-P&C 19% Property 48% Casualty 33% Business Mix Q1 2026 GWP $629.8M ▲+42% YoY

Palomar 2X Strategy STRATEGY TO DOUBLE ADJUSTED NET INCOME and ACHIEVE AN ADJUSTED ROE + 20% OVER THE INTERMEDIATE TERM Profitable growth Anchored by earthquake franchise Low volatility – specialty lines focus Conservative and comprehensive risk transfer strategy Selective entry into new markets Sustain attractive margins Fundamental Principles Greater gross / net line sizes enabled by surplus growth Reinsurance program supports margin expansion Investment leverage drives higher net investment income Gray Surety acquisition adds scale and earnings Adjusted Net Income Drivers Leverage Scale to Enhance Profitable Growth Curate a “One-of-One” Specialty Portfolio Deepen our Position in Existing Markets and Unlock New Opportunities Integrate, Optimize and Execute 2026 Strategic Initiatives

Profitable and Diverse Portfolio Positioned for Long-Term Value Diversification has driven growth while preserving strong margins and profitability Disciplined Business Mix Shift Supporting Consistent Profitability Diversified portfolio enhances resilience across market cycles Business mix has evolved but not at the sacrifice of combined ratio and overall profitability Larger balance sheet and consistent catastrophe retentions reduce earnings volatility from a severe event Value of this approach is best demonstrated by results beating consensus 14 consecutive quarters Adjusted Net Income Continued Strong Growth Adjusted Combined Ratio Steady performance Adjusted ROE Consistent and Performing

Comprehensive & Diverse Utilization of Reinsurance A Broad SUITE OF Risk Transfer PRODUCTS helps to MANAGE RISK, REDUCE VOLATILITY AND SUPPORT GROWTH Inland Marine Other Property Casualty Other Property Inland Marine Earthquake Casualty Crop Facultative Individual risk-specific protection ‘Second set of eyes’ for individual risk underwriting Effective for newer lines of business or complex risks Excess of Loss (XOL) Applies on either a per-risk or a portfolio basis (e.g. Catastrophe XOL) Efficient protection against severity of a single event or loss above a fixed dollar retention Quota Share ‘First dollar' pro-rata partner for portfolio Control net line size and volatility for new and existing business Mitigate shock losses Generate fee income Catastrophe Bond Provides fixed economics and capacity via multi-year treaties Diversify beyond traditional reinsurance Fully collateralized model Earthquake Other Property Earthquake Crop Inland Marine Earthquake Hawaii Hurricane Surety Bonds

Reinsurance – Recent Activity Disciplined and Diversified Reinsurance Strategy Provides Margin Stability Completed six placements in the quarter—three Casualty and three Property treaties All treaties renewed at improved economics relative to expiring Casualty quota shares renewed at higher ceding commissions while maintaining expiring cession percentages Issued seventh Torrey Pines Re catastrophe bond securing $410M of collateralized multi-year protection Includes a first-time standalone Hawaii Hurricane tranche Approximately 15% down on a risk-adjusted basis Secured incremental Property capacity for Builders Risk, Construction Engineering, and Excess National Property Expands our ability to offer larger limits and opens new admitted market retail distribution channels Earthquake reinsurance program: Total ground-up earthquake coverage increased to approximately $3.92B Includes $1.23B of earthquake limit via Torrey Pines Re catastrophe bond program $20M per occurrence retention All perils excluding earthquake subject to separate reinsurance tower Total Continental US Hurricane coverage to $135M $11M per occurrence retention Standalone Laulima XOL treaty To total coverage to $865M Includes $50M of limit via Torrey Pines Re catastrophe bond program $1.5M per occurrence retention Program supported by over 100+ reinsurers and ILS investors Mix of one-year and multi-year limit to reduce reinsurance market price volatility 6/1 Core Catastrophe Placement Recent Activity

Reserving Philosophy Responsible growth with a “Walk before we run” approach within niche market segments Conservative Approach Highly conservative reserving philosophy supports balance sheet strength Respond quickly to adverse trends and recognize favorable trends deliberately Establish reserves with appropriate margin Favorable reserve development reflects long-standing conservatism Conservatism supports modest releases as claims mature, particularly in short-tail property lines Philosophy prioritizes long-term reserve adequacy and earnings stability 84% of Casualty reserves held as IBNR: Casualty reserves represent less than 20% of stockholders’ equity All Other Reserves 45% Casualty Reserves 55% Total Reserves

Palomar
10

Technology and Data

KEY ENABLER OF SPEED-TO-MARKET AND DIFFERENTIATION

Built for Speed

- Scalable core systems leveraging best-in-class vendors
- Proven playbooks for new product launches
- Early adoption of business process outsourcing services for rapid scaling and cost efficiency

Building on Palomar's Core Advantages

- PASS[1] and frontends endorsed by Producer and Carrier partners
- Sophisticated pricing tools with automated external data ingestion
- Performance and exposure management data assets

Leveraging AI and New Technologies

- AI-driven automation to assist underwriting productivity and workflow
- Third-party data enrichment leveraging AI models for portfolio optimization
- Deploying AI to improve process optimization and drive operational efficiency

Data & Analytics

- Automated ingestion of catastrophe, hazard, exposure and market data
- Granular exposure analytics supporting optimized XOL and quota share structures
- Real time portfolio monitoring enhancing pricing, retention and concentration management

1. Palomar Automated Submission System

Investment Portfolio as of March 31, 2026 High quality, liquid investment portfolio provides complementary earnings stream Objectives: Maintain liquidity, preserve capital, and generate income within a disciplined risk framework Portfolio Construction: Deploy capacity to improve risk-adjusted returns through a modest, disciplined increase in credit and duration risk Investment Leverage and Earnings Contribution: Attractive investment leverage with a conservative risk profile; new money yields of 5.2% and portfolio AUM up 45% YoY position investment income to meaningfully contribute to adjusted net income over time Weighted Average Duration: 4.2 Years Average Portfolio Credit Quality: “A1/A+” Average Fixed Income Book Yield: 4.9% Investment Leverage: 1.6x Credit Rating AAA A AA BBB High Yield $1.6B AUM Corporate Bonds Municipal Bonds ABS Corporate HY Bonds MBS / CMBS Cash Equities Treasuries/Agencies

Q1’ 2026 Performance Continues Track Record of Strong Results ATTRACTIVE BUSINESS MODEL GENERATING PROFITABLE GROWTH GROWTH PROFITABILITY Gross Written Premium ($M) Adjusted Return on Equity Adjusted Net Income ($M) CAGR: +32% CAGR: +43% +23% This slide contains non-GAAP metrics. See GAAP reconciliation in the Appendix Midpoint of of full year 2026 adjusted net income guidance +42% RETURNS (2)

2026 Full Year Guidance 2026 Guidance implies exceeding 2024 Palomar 2X goal in two years 2026 FULL YEAR OUTLOOK Adjusted Net Income $266M–$280M Current range IMPLIES: Adjusted net income growth of 26% based on the midpoint of the range Adjusted ROE above the Palomar 2X goal of 20% $8M–$12M of catastrophe losses in 2026 2024 2026 Estimated 2023 Actuals $93.5M Adjusted Net Income 2025 Palomar 2X Goal $187.0M Adjusted Net Income Actuals $133.5M Palomar 2X Goal $267.0M Adjusted Net Income Actuals $216.1M Palomar 2X Goal $432.2M Adjusted Net Income Est. ANI $273.0M(1) Palomar 2X Goal $546.0M Historic Performance & Outlook for Palomar 2X Reflects midpoint of FY guidance

Beat Initial guidance midpoint for the past three years, underscoring execution and earnings visibility Sustained Earnings Outperformance vs. Initial Guidance +7% vs. initial guidance +19% vs. initial guidance +16% vs. initial guidance 12x +43% Guidance Raises since 2023 ANI CAGR 2023-2026E(1) Source: CAGR calculated using midpoint of 2026E guidance Reflects midpoint of FY guidance

Palomar Performance & Valuation vs. Peers Compared to Peers - Top Tier Performance with Uncorrelated valuation Valuation Metrics Industry Leading Performance (1) Source: Bloomberg, data through 5/27/2026

Palomar
16

Entrepreneurial and Experienced Management Team

LEADING SPECIALTY INSURANCE TALENT CONTINUE TO EXECUTE AND ADD DEPTH TO THE ORGANIZATION

NAME	EXPERIENCE (YRS)	PRIOR PROFESSIONAL EXPERIENCE
Mac Armstrong | Chairman & Chief Executive Officer	25+	Arrowhead General Insurance Agency | Spectrum Equity | Alex. Brown & Sons
Jon Christianson | President	20+	Holborn Corporation | John B. Collins Associates | Guy Carpenter
Chris Uchida | Chief Financial Officer	25+	Arrowhead General Insurance Agency | PwC
Jon Knutzen | Chief Risk Officer	25+	TigerRisk Partners | Holborn Corporation | Guy Carpenter
Rudy Herve | Chief Operating Officer	25+	SCOR | QBE North America | Bain & Company | Orange Ventures
Angela Grant | Chief Legal Officer	30+	CSE Insurance Group | Hippo | Esurance | Kemper | GEICO
Tim Carter | Chief People Officer	25+	LPL Financial | G4S Integrated Services | Parexcel | Home Depot
Robert Beyerle | Chief Underwriting Officer	25+	Great American Insurance Company | Acordia Southeast
Althea Garvey | Chief Claims Officer	25+	LifeCare | AIG | Jacoby & Meyers
James Long | Chief Technology Officer	25+	RenaissanceRe | Guy Carpenter | John B. Collins Associates
Kyle Morgan | Chief Strategy Officer	20+	W Capital Partners | Insight Partners

Appendix 2025 Investor Day | March 20, 2025

Modeling and Seasonality Modeling reflects expected growth, seasonality dynamics and strong profitability CROP PREMIUM SEASONALITY: HISTORICALS AND FORECAST  % of Q1 Q2 Q3 Q4 2024 GWP 33% 2% 51% 14% GEP 12% 8% 56% 24% 2025 GWP 19% 14% 50% 17% GEP 8% 13% 53% 26% 2026 FORECAST GWP 20-25% 5-15% 50-70% 5-10% GEP 10-15% 5-20% 50-60% 15-25% Q1 Q2 Q4 10-15% 5-20% 15-25% 50-60% Crop Premium Seasonality: 2026 GEP Forecast 2026 Forecast: Percent of Premium Earned Q3 Q2 OUTLOOK Crop losses emerging ahead of earned premium drive a sequential uptick in loss ratio and loss dollars First full quarter of increased operating expenses established in Q1 ANI pattern similar to 2025 2026 GUIDANCE Raised adjusted net income to $266-280 million Adjusted ANI growth of 26% based on the midpoint of updated guidance Adjusted ROE above 20% FULL YEAR MODELING NEP ratio: upper-40s, low point in Q3 Acquisition expense ratio: slight improvement from 2025 of 12.1% of GEP Other underwriting expense ratio: similar to 2025, ~8% of GEP Loss ratio: mid to upper 30s, high point in Q3 Adjusted combined ratio: mid 70s

Q3 Seasonality GEP increases while NEP Ratio decreases Q3 Seasonality GEP increases while NEP Ratio decreases Q3 seasonality increases GEP & decreases NEP Ratio Modeling and Seasonality Gross Earned Premium in $M (1) Expect same seasonal patterns as previous years. For the third quarter: Seasonal peak in GWP, GEP and NEP, driven by Crop earned premium Higher loss and acquisition expense dollars Decrease to NEP Ratio, tied to Crop earnings pattern Modeling Implication

Modeling and Seasonality Near-term ratios reflect business mix and gray integration; full-year guidance remains on track Acquisition expense continues to trend higher Acquisition expense ratio was 14.0% in Q1 2026, compared to 12.3% in Q1 2025 and 13.0% in Q4 2025. Sequential increase reflects growth in Casualty and Crop business mix. For the year, we expect this ratio to be slightly lower than last year’s 12.1%, higher the first half of the year with a low point in Q3 due to seasonal peak in earned premium Adjusted UW expense will continue to increase with growth in investments across the organization Adjusted underwriting expense ratio was 8.5% in Q1 2026, compared to 7.5% in Q1 2025 and 8.1% in Q4 2025. For the year, we expect the adjusted UW expense ratio to be around 8%, reflecting ongoing investments under Palomar 2X. Higher the first half of the year with the seasonal high point in Q2 and a dip expected in Q3 due to seasonal peak in earned premium. While not shown, loss ratio trending as expected despite seasonality Loss ratio for Q1 2026 was 33.3%, including catastrophe and attritional losses tied to growth in Casualty and Crop. We expect the loss ratio to continue to increase in Q2 and Q3 For the year, we expect the loss ratio to be in the mid to upper thirties, with a seasonal spike in Q3 due to Crop timing. General Modeling Guidance

Palomar
21

6/1 Catastrophe Reinsurance Coverage

COMPREHENSIVE PROPERTY CAT REINSURANCE PROGRAM EFFECTIVE 6/1/2026

Reinsurance Exhaustion Points(1)
Earthquake: $3.92B(2)
Laulima Hawaii HU: $865M
Continental US HU: $135M


ALL PERILS EXCLUDING EQ TOWER
$135M
CONTINENTAL US HU ONLY
$100M
ALL PERILS EXCLUDING EQ
$11M(3)
PLMR RETENTION
LAULIMA HAWAII HURRICANE XOL TOWER
$865M
HI HU XOL
$1.5M
RETENTION
CALIFORNIA COMMERCIAL EARTHQUAKE QUOTA SHARE
10% CESSION
SINGLE SHOT INURING EQ XOL
$1.75B
$1.425B xs $325M CAT BONDS & TRADITIONAL LIMIT
$325M
CORE EARTHQUAKE XOL TOWER
$2.3B
$3.9B Total EQ
EQ ONLY
$20M
PLMR EQ RETENTION

1. Reinsurance tower graphics are not to scale
2. Earthquake exhaustion of $2.16B for earthquake events outside CA
3. All Perils excluding EQ retention has some modest additional premium on a first and second event loss

CA Commercial EQ QS and the Single Shot Inuring EQ XOL inure to the benefit of the Core EQ XOL Tower

Palomar
22

First Quarter Financial Highlights

	Three Months Ended March 31, 2026	2025	Change	% Change
	(in thousands, except per share data)			
Gross written premiums	$ 629,828	$ 442,163	$ 187,665	42.4%
Ceded written premiums	(291,913)	(230,745)	(61,168)	26.5%
Net written premiums	337,915	211,418	126,497	59.8%
Net earned premiums	261,438	164,070	97,368	59.3%
Commission and other income	1,410	830	580	69.9%
Total underwriting revenue (1)	262,848	164,900	97,948	59.4%
Losses and loss adjustment expenses	87,097	38,743	48,354	124.8%
Acquisition expenses, net of ceding commissions and fronting fees	70,315	46,359	23,956	51.7%
Other underwriting expenses	64,907	35,733	29,174	81.6%
Underwriting income (1)	40,529	44,065	(3,536)	(8.0)%
Interest expense	(3,158)	(85)	(3,073)	NM
Net investment income	17,984	12,071	5,913	49.0%
Net realized and unrealized losses on investments	(1,894)	(2,338)	444	(19.0)%
Income before income taxes	53,461	53,713	(252)	(0.5)%
Income tax expense	10,514	10,791	(277)	(2.6)%
Net income	$ 42,947	$ 42,922	$ 25	0.1%
Adjustments:				
Net realized and unrealized losses on investments	1,894	2,338	(444)	(19.0)%
Expenses associated with transactions	7,406	2,088	5,318	254.7%
Stock-based compensation expense	8,786	4,745	4,041	85.2%
Amortization of intangibles	6,055	707	5,348	NM%
Tax impact	(3,951)	(1,494)	(2,457)	164.5%
Adjusted net income (1)	$ 63,137	$ 51,306	$ 11,831	23.1%
Key Financial and Operating Metrics				
Annualized return on equity	18.1%	22.6%		
Annualized adjusted return on equity (1)	26.6%	27.0%		
Loss ratio	33.3%	23.6%		
Expense ratio	51.2%	49.5%		
Combined ratio	84.5%	73.1%		
Adjusted combined ratio (1)	76.0%	68.5%		
Diluted earnings per share	$ 1.57	$ 1.57		
Diluted adjusted earnings per share (1)	$ 2.31	$ 1.87		
Catastrophe losses	$ 268	$ (542)		
Catastrophe loss ratio (1)	0.1%	(0.3)%		
Adjusted combined ratio excluding catastrophe losses (1)	75.9%	68.9%		
Adjusted underwriting income (1)	$ 62,776	$ 51,605	$ 11,171	21.6%
NM - not meaningful				

(1) Indicates non-GAAP financial measure; see “Reconciliation of Non-GAAP Financial Measures” for a reconciliation of the non-GAAP financial measures to their most directly comparable financial measures prepared in accordance with GAAP.
(2) NM – Not Meaningful

Reconciliation Of Non-GAAP Metrics Used In This Presentation     Three Months Ended         March 31,         2026   2025     ($ in thousands, except per share data)         Numerator: Sum of losses and loss adjustment expenses, acquisition expenses, and other underwriting expenses, net of commission and other income   $ 220,909   120,005     Denominator: Net earned premiums   $ 261,438   164,070     Combined ratio     84.5% 73.1%     Adjustments to numerator:             Expenses associated with transactions   $ (7,406) $ (2,088)     Stock-based compensation expense     (8,786) (4,745)     Amortization of intangibles     (6,055) (707)     Adjusted combined ratio     76.0% 68.5%                   Adjusted net income     $ 63,137   $ 51,306     Weighted-average common shares outstanding, diluted     27,340,855   27,399,997     Diluted adjusted earnings per share     $ 2.31   $ 1.87                   Numerator: Losses and loss adjustment expenses     $ 87,097   $ 38,743     Denominator: Net earned premiums     $ 261,438   $ 164,070     Loss ratio     33.3%   23.6%                   Numerator: Catastrophe losses     $ 268   $ (542)     Denominator: Net earned premiums     $ 261,438   $ 164,070     Catastrophe loss ratio     0.1%   (0.3)%                   Numerator: Sum of losses and loss adjustment expenses, acquisition expenses, and other underwriting expenses, net of commission and other income     $ 220,909   $ 120,005     Denominator: Net earned premiums     $ 261,438   $ 164,070     Combined ratio     84.5%   73.1%     Adjustments to numerator:               Expenses associated with transactions     $ (7,406)   $ (2,088)     Stock-based compensation expense     (8,786)   (4,745)     Amortization of intangibles     (6,055)   (707)     Expenses associated with catastrophe bond     —   —     Catastrophe losses     (268)   542     Adjusted combined ratio excluding catastrophe losses     75.9%   68.9%

Reconciliation Of Non-GAAP Metrics Used In This Presentation     Three Months Ended       March 31,       2026   2025   ($ in thousands, except per share data)           Total revenue   $ 278,938 $ 174,633 Net investment income   (17,984) (12,071) Net realized and unrealized (gains) losses on investments   1,894 2,338 Underwriting revenue   $ 262,848 $ 164,900             Income before income taxes   $ 53,461 $ 53,713 Net investment income   (17,984) (12,071) Net realized and unrealized (gains) losses on investments   1,894 2,338 Interest expense   3,158 85 Underwriting income   $ 40,529 $ 44,065 Expenses associated with transactions   7,406 2,088 Stock-based compensation expense   8,786 4,745 Amortization of intangibles   6,055 707 Expenses associated with catastrophe bond   —   —   Adjusted underwriting income   $ 62,776 $ 51,605             Net income   $ 42,947 $ 42,922 Adjustments:           Net realized and unrealized (gains) losses on investments   1,894 2,338 Expenses associated with transactions   7,406 2,088 Stock-based compensation expense   8,786 4,745 Amortization of intangibles   6,055 707 Expenses associated with catastrophe bond   —   —   Tax impact   (3,951) (1,494) Adjusted net income   $ 63,137 $ 51,306             Annualized adjusted net income   $ 252,548 $ 205,224 Average stockholders’ equity   $ 950,853 $ 759,739 Annualized adjusted return on equity   26.6% 27.0%